Exhibit 10.1

Execution Copy

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), made and entered into as of June 15, 2017, is by and between PARK NATIONAL CORPORATION, a corporation organized under the laws of the State of Ohio (the “Borrower”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the “Bank”)..

RECITALS

1.The Bank and the Borrower entered into a Credit Agreement dated as of May 18, 2016 (the “Credit Agreement”); and

2.The Borrower desires to amend certain provisions of the Credit Agreement, and the Bank has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1.    Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires.

Section 2.    Amendments. The Credit Agreement is hereby amended as follows:

2.1.    Section 1.1 of the Credit Agreement is amended by amending the definition of “Revolving Loan Maturity Date” in its entirety to read as follows:

“Revolving Loan Maturity Date”: May 17, 2018.

2.2.    Section 7.2 of the Credit Agreement is amended by amending the second sentence thereof in its entirety to read as follows:

If any other Event of Default shall occur and be continuing, the Bank may terminate or suspend the obligations of the Lender under the Revolving Commitment to make Loans hereunder or the Bank may declare the outstanding unpaid principal balance of the Note, the accrued and unpaid interest thereon and all other Obligations to be forthwith due and payable, whereupon the Note, all accrued and unpaid interest thereon and all such Obligations shall immediately become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Note to the contrary notwithstanding.

Section 3.    Effectiveness of Amendment. The amendments in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

3.1.    This Amendment duly executed by the Borrower.

3.2.    A certificate of a Secretary or Assistant Secretary of the Borrower dated as of the date of this Amendment and certifying as to the following:

(a)    The Borrower’s Resolutions of the Executive Committee of the Board of Directors of the Borrower duly adopted on May 6, 2016 (the “Resolution”), remain in full force and effect and are sufficient to authorize this Amendment by the Borrower and its execution and delivery by officers of the Borrower, and there has been no change in or revocation of the authority granted to the officers of the Borrower therein.

(b)    The Resolution contains the incumbency, names, titles, and signatures of the Borrower’s officers authorized to execute this Amendment.

(c)    There has been no amendment to the Borrower’s articles of incorporation or code of regulations since true and accurate copies thereof were delivered to the Bank with an Officer’s Certificate of the Borrower dated May 18, 2016.

3.3.    A good standing certificate from the Secretary of State of the State of Ohio dated not more than 30 days prior to the date of this Amendment.

3.4.    The Borrower shall have satisfied such other conditions as specified by the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents (as defined below).

Section 4.    Representations, Warranties, Authority, No Adverse Claim.

4.1.    Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties in the Credit Agreement are true, correct, and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and
(b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date that the Bank has not waived.

4.2.    Authority, No Conflict, No Consent Required, Enforceability. The Borrower represents and warrants that it has the power, legal right, and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this Amendment and all other agreements and documents (collectively, the “Amendment Documents”) executed and delivered by the Borrower in connection therewith by proper corporate action, and none of the Amendment Documents and the agreements therein contravenes or constitutes a default under any agreement, instrument, or indenture to which the Borrower is a party or a signatory, any provision of the Borrower’s articles of incorporation or bylaws, or any other agreement or requirement of law, or results in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank. The Borrower represents and warrants that no consent, approval, or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those that the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank. The Borrower represents and warrants that the Amendment Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies.

4.3.    No Adverse Claim. The Borrower warrants, acknowledges, and agrees that no events have taken place and no circumstances exist at the date hereof that would give the Borrower a basis to assert a defense, offset, or counterclaim to any claim of the Bank with respect to the Obligations.

Section 5.    Affirmation of Credit Agreement, Further References. The Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended to refer to the Credit Agreement as amended by this Amendment.

Section 6.    Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

Section 7.    Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument, or transaction contemplated thereby or relating thereto shall be interpreted so as to be effective, valid, and enforceable under the applicable law of any jurisdiction, but if any provision of this Amendment, the other Amendment Documents, or any other statement, instrument or transaction contemplated thereby or relating thereto is held to be prohibited, invalid, or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity, or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents, or any other statement, instrument or transaction contemplated thereby or relating thereto in such jurisdiction, or affecting the effectiveness, validity, or enforceability of such provision in any other jurisdiction.

Section 8.    Successors. The Amendment Documents shall be binding upon the Borrower, the Bank, and their respective successors and assigns and shall inure to the benefit of the Borrower, the Bank, and the Bank’s successors and assigns.

Section 9.    Legal Expenses. As provided in Section 8.2 of the Credit Agreement, the Borrower shall pay or reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the Bank, including filing and recording costs and fees, charges and disbursements of outside counsel to the Bank and/or the allocated costs of in- house counsel incurred from time to time, in connection with the Credit Agreement, including in connection with the negotiation, preparation, execution, collection, and enforcement of the Amendment Documents and all other documents negotiated, prepared, and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Bank harmless from all liability for any stamp or other taxes that may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

Section 10.    Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

Section 11.    Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document.

Section 12.    Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES, AND THEIR AFFILIATES.

Section 13.    Acknowledgement and Release. IN ORDER TO INDUCE THE BANK TO ENTER INTO THIS AMENDMENT, THE BORROWER: (A) REPRESENTS AND WARRANTS TO THE BANK THAT NO EVENTS HAVE TAKEN PLACE AND NO CIRCUMSTANCES EXIST AT THE DATE HEREOF WHICH WOULD GIVE THE BORROWER THE RIGHT TO ASSERT A DEFENSE, OFFSET OR COUNTERCLAIM TO ANY CLAIM BY THE BANK FOR PAYMENT OF THE OBLIGATIONS; AND (B) HEREBY RELEASES AND FOREVER DISCHARGES THE BANK AND ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND PARTICIPANTS FROM ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, PROCEEDINGS, DEBTS, SUMS OF MONEY, COVENANTS, CONTRACTS, CONTROVERSIES, CLAIMS AND

DEMANDS, AT LAW OR IN EQUITY, WHICH THE BORROWER EVER HAD OR NOW HAS AGAINST THE BANK OR ANY OF ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR PARTICIPANTS BY VIRTUE OF THEIR RELATIONSHIP TO THE BORROWER IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS AND TRANSACTIONS RELATED THERETO.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

PARK NATIONAL CORPORATION

By: /s/ Brady T. Burt     Name: Brady T. Burt
Title: Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Eric M. Niedbalski     Name: Eric M. Niedbalski
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]